SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 3, 2003

CLARION TECHNOLOGIES, INC. (Exact name of Registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	0-24690 (Commission File No.)	91-1407411 (IRS Employer Identification No.)

38 West Fulton, Suite 300, Grand Rapids, Michigan 49503 (Address of principal Executive Offices including Zip Code)

(Registrant's telephone number, including area code): 616-233-6680

Item 9.        Regulation FD Disclosure

        Clarion Technologies, Inc. is currently scheduled to make presentations at approximately 9:40 a.m. and 2:40 p.m. on March 3, 2003, at The Wall Street Analyst Forum, 48th Institutional Investor Conference, located in The Roosevelt Hotel, New York, New York.

        FDfn will simultaneously broadcast the audio version of the presentations over the internet at http://events.onlinebroadcasting.com/fdfn/wasf/030303/index.php. To participate in the presentation on the web, participants will need a computer with speakers and Real Player or Windows Media Player software. The Power Point presentation, which will be presented by Clarion Technologies, Inc. at the conference, is attached to this Current Report on Form 8-K as Exhibit 99.1.

        Clarion Technologies, Inc. is filing this Current Report on Form 8-K under Item 9, including the related exhibits, pursuant to Item 9 and the Securities and Exchange Commission’s Regulation FD, and it shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARION TECHNOLOGIES, INC.
By:	/s/ Edmund Walsh Edmund Walsh Chief Financial Officer

Date: March 3, 2003

1

EXHIBIT INDEX

Exhibit 99.1 —	Power Point presentation to be made by Clarion Technologies, Inc. at The Wall Street Analyst Forum, 48th Institutional Investor Conference, located in The Roosevelt Hotel, New York, New York on March 3, 2003.

Exhibit 99.1

Welcome

CLARION
technologies

March 3, 2003

With the exception of historical factual information, the statements made in this presentation include forward-looking statements. These statements are based upon current expectations and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve certain known and unknown assumptions, risks and uncertainties that could cause actual result to differ materially from those included in or contemplated by the statements. These assumptions, risks and uncertainties include, but are not limited to our expectations regarding future performance, our ability to execute our long-term strategy and those discussed or indicated in the Company's Annual Report on Form 10-K for the year ended December 29, 2001 and in all documents filed by the Company with the Securities and Exchange Commission. The Company disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this presentation.

Why Clarion?

The Opportunity:
Fragmented Industry

The Strategy:
Growth, Target Markets,
Experienced Leadership

The Results:
Demonstrated Performance

Clarion Success
and
Market Leadership

The Opportunity

- $24 Billion Market
- 750+ Molding Suppliers
- Largest Custom Molder is $500 Million


Clarion
Market Ripe for Consolidation
The largest
Custom Molder Is
$500,000,000
TOP 50
CLARION Today
Annual Sales in Millions
>$100
$50 - $99
$25 - $49
$10 - $24
$5 - $9
$0 - $4
57
49
58
124
118
168
0
20
40
60
80
100
120
140
160
180
CLARION
Number of Molding Suppliers
(Plastics News Survey Responses)

Clarion

- Founded in 1998
- Sales of $86 Million in 2002
- Currently 560 Employees
- Five Manufacturing Locations
- **MISSION:** To provide products and services that set the industry standards for quality, delivery and cost leadership



Clarion Strategy

To be a major supplier of injection molded products and assemblies in three primary markets


Automotive
Consumer Products
Office Environments


Automotive

Clarion Strategy

Market: **Automotive**

Primary Products:

Lens Grade Poly Carbonate

Colored Class A Interior components and assemblies including:

- Overhead Consoles
- Dome lamps and assemblies
- HVAC vents
- Grab Handles

Clarion Strategy

Automotive Customers

Current

JOHNSON CONTROLS | LEAR CORPORATION | MAGNA | TEXTRON

Targets

DELPHI Driving Tomorrow's Technology | faurecia | Visteon

Automotive





Clarion Strategy

Market: **Office Environments**

Primary Products:

- Drawer assembly components
- Lateral file PC / ABS inserts
- Office chair components

Office Environments



Clarion Strategy

Office Environments Customers

Current

Knoll Steelcase

Targets

HAWORTH Furniture For What's Next

Trendway

Office Environments



Clarion Strategy



Consumer Products



Market: Consumer Products / Large Appliances

Primary Products:

- SAN / PC crisper bins w/ graphics
- Dairy doors
- Ice dispenser components
- Control box assemblies
- Self supports / glass inserts
- Lighting assemblies

Clarion Strategy

Consumer Products Customers

Current

Electrolux
Frigidaire
Built for Generations!
AYP

Targets

MAYTAG
Amana
GE
Whirlpool
JUST IMAGINE

Consumer Products



Clarion's Key Attributes

- Geographic presence
- Multiple manufacturing locations
- 145 injection molding machines
- Over 500,000 sq. ft. of manufacturing
- Leadership Team




Injection Molding Capacity
Number of Machines
70
60
50
40
30
20
10
0
55-100
100-250
251-500
501-750
751-1000
1001-1500
Tonnage Capacity
Total Machines: 145
Square Ft: 580,000

Clarion Leadership

- These are people who have built and run billion-dollar companies
- They are already known on Wall Street as the best in their industries
- Now they are creating even bigger opportunities for Clarion

Leadership Team

Bill Beckman
President

Tom Wallace
COO

Ed Walsh
CFO

John Brownlow
VP Sales & Marketing

Bob Ryan
VP Business Strategy
& Customer Development

Board of Directors

Craig Wierda	Chairman	Former Director of Prince Corporation
Jack Rutherford	Director	Former Vice Chairman, President and COO of Navistar International
Fred Sotok	Director	Former COO of Prince Corporation
Steve Olmstead	Director	Former Partner of Conway, McKenzie & Associates
Frank Steck	Director	Vice President of ATKearney
Anthony Wauterlek	Director	Co-Founder of Wauterlek & Brown Inc. - Chicago

Last Two Years

Significant Obstacles

- Soft Market
- Operational Management
- Key Measurables
- Companies Debt Load
- Key Customer Relationships

The Recovery

Soft Market

› Has stabilized since the events of 9-11

Operational Management

› Added Key Individuals

- New COO
- 5 General Managers — Plants
- Improvements in plant support roles
  - Technical Team
  - Quality Team

The Recovery

Key Measurables

	2001	Today
Quality	750 + PPM	PPM < 100
Delivery	90%	> 99%
Scrap	8%	< 2%
Gross Margin	0%	14% –15%
SGA	12.3%	7%

The Recovery

Restructured Debt

› Debt-to-equity conversion of $37 Million

› Transaction completed on December 27, 2002


$10 M
$5 M
0
$5 M
$10 M
Net Income
2002
2002 - Post Restructure

The Recovery

Key Customer Relationships

- Signed a long term agreement with Electrolux for $100 Million in new business over next 4 years
- Signed life of parts agreement to maintain and grow business supporting Johnson Controls
- Signed Long Term Agreement with Lear Corporation for "Preferred Supplier" status



Sales
$200 M
$150 M
$100 M
$50 M
2003
2004
2005

Stock Under Valued?

Current Facts:

- Highly capable and proven Leadership Team
- Plant Execution Focus
- Company has hit or exceeded plan for past 15 months
- Debt load has been decreased by $37 Million with restructuring
- Booked sales growth in excess of $90 Million over next 4 years



Stock Price
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$ -
Q1-2001
Q2-2001
Q3-2001
Q4-2001
Q1-2002
Q2-2002
Q3-2002
Q4-2002

2003

Plan by Quarter (estimated)



Sales
Net Income
$25 M
$22.5 M
$20 M
$1 M
$800 K
$600 K
$400 K
$200 K
Q1
Q2
Q3
Q4

Questions & Answers

Thank you

CLARION technologies